SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 22, 2001
                                                         ----------------


                         WESTERN MEDIA GROUP CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Minnesota                              2-71164                  41-1311718
--------------------------------------------------------------------------------
(State or Other                    (Commission               (I.R.S. Employer
Jurisdiction of                    File Number)              Identification No.)



                     69 Mall Drive, Commack, New York 11725
              -----------------------------------------------------
               Address of Principal Executive Offices) (Zip Code)


                                 (952) 546-1332
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------  ---------------------------------------------

         On October 22, 2001, Western Media Group Corporation's (the "Company") independent accountant, Callahan, Johnston & Associates, LLC ("Callahan"), resigned as the Company's independent auditor. The stated reason for the resignation is that the Company has moved its offices to New York and would be better served by a certified public accounting firm in that area.

         For the fiscal years ended December 31, 2000 and December 31, 1999, Callahan's report on the Company's financial statements contained an opinion that there was doubt as to the Company's ability to continue as a going concern. The Company did not disagree with these opinions and they were not the cause for Callahan's resignation.

         On October 22, 2001, the Company retained as its new independent accountant, Farber, Blicht, Eyerman & Herzog, LLP, 255 Executive Drive, Suite 215, Plainview, New York 11803.


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EXHIBITS
--------

Exhibit           SEC Ref.          Title

1                 (16)              Letter re: Change in Certifying Accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Western Media Group Corporation

 DATED: October 23, 2001                     By: /s/ KONRAD KIM
                                                 -------------------------
                                                 Konrad Kim, President


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